SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2010
______________________

WLMG HOLDING INC.
 (Exact name of registrant as specified in Charter)

Delaware	000-53931
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

4540 Southside Boulevard Suite 603
Jacksonville, Florida 32216
(Address of principal executive offices)

(904) 724-9868
(Registrant’s telephone number)

3008 County Clare Road
Greensboro, NC 27407
(336) 253-6667
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This current report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations.  These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements.  Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report.  We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation.  Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the SEC which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

In this Form 8-K, unless the context otherwise requires:

(a)           all references to “WHLX” refers to WLMG Holding Inc., a Delaware corporation.

(b)           all references to the “Boggy Creek” refers to Boggy Creek Villas LLC, a Florida limited liability company.

(c)           all references to ‘we,’’ ‘‘us,’’ ‘‘our’’ and “the Company” refers collectively to WHLX and its subsidiary Boggy Creek.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 3.02	Unregistered Sales of Equity Securities
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.06	Change in Shell Company Status.
Item 9.01	Financial Statements and Exhibits.

Item 2.01 Completion of Acquisition or Disposition of Assets

Closing of the Transaction

On June 21, 2010, we incorporated Boggy Creek Villas, LLC, as our wholly owned subsidiary.  Boggy Creek was formed as a real estate holding and operating company. In connection with the formation of Boggy Creek Villas, LLC, we intend to change our business direction to engage in the business of developing, managing and renovating residential and commercial real estate properties.

On June 24, 2010 (the “Closing” or the “Closing Date”), Boggy Creek Villas, LLC purchased 1888 Boggy Creek Road LLC, a multi-family residential development property located in Kissimmee Florida. In connection with this purchase, Steven Mitchem and Eugene Whitmire resigned from the respective executive officer positions and Gregory L. Laubach was appointed as President, Chief Financial Officer and a member of the board of directors.

In addition, on the Closing Date, GEROVA Holdings, Ltd. (“GEROVA”) entered into a stock purchase agreement with the Company, whereby GEROVA purchased 505,000 shares of the Company’s common stock at a per share price of $1.00 for an aggregate purchase price of $505,000.  The proceeds from the sale of the shares was used to fund the purchase of a multi-family real estate development in Kissimmee, Florida, as described below.

The Registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately before the completion of the Transaction.  Accordingly, pursuant to the requirements of Item 2.01(a)(f) of Form 8-K, set forth below is the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act, reflecting the Company’s common stock, which is the only class of its securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Unit Purchase Agreement, with such information reflecting the Company and its securities upon consummation of the Unit Purchase Agreement.

Overview of Our Business

General

We were incorporated in Delaware on February 2007.  Our initial plan of operations was to out-license original television programming aimed at young adults as well as internet sites.  We planned to distribute our unique and proprietary programs by out-licensing the rights for broadcast, cable, satellite, Internet and/or home video production to unrelated third parties that are independently engaged in the promotion and distribution of consumer programming.  We were unable to execute our business and have appointed Gregory Laubach, as our new Chief Executive Officer and Director to cease our previous operation and shift our business to the appraisal, purchase, development and leasing of multi-family residential and commercial real estate.

Our initial focus has been on identifying properties in Florida.  The Florida multi-family residential property market has been hard hit by the recent economic downturn.  Properties in this marketplace are selling at an average of 33% below 2007 property values.  Foreclosed and bank repossessed real estate owned (REO) properties are at an even greater discount to the previous market highs.

We will seek out opportunities to manage or purchase real estate properties and intend to enhance our capabilities by adding personnel or entering joint ventures with similar firms.

Once we identify suitable real estate projects for property management, we will work with the owners of the properties to improve the cash flow of the properties.  Such property owners may include banks, investment funds, developers and individual owners; our management intends to utilize its contacts among these entities to facilitate such relationships. The funding of the cash required to consummate any property management contracts will likely consist of a private placement of debt and/or equity securities possibly through the assistance of a broker-dealer.

Our first property purchase is 1888 Boggy Creek Road.  It is a multi-family residential development property located in Kissimmee, Florida.

The property is a 5-building 11-unit residential complex, which is 18,200 square feet on a 67,500 square foot lot. Kissimmee is located in close proximity to Orlando, Florida. The property is an 11 unit multi-family residential development comprised of five buildings containing three, four, and five-bedrooms constructed from 1994 to 2001 on a 1.55 acre site. Building 1 is wood frame with stucco and Buildings 2 through 5 are concrete block construction according to Property Appraiser Records. The property in 2008 had occupancy of nine of the 11 units. The total building area is approximately 18,752 SF per tax records with approximately 18,200 in net rentable area (with an average unit size of 1,654 SF) as per a rent roll that was provided. All 11 units are currently vacant. There are reportedly eight units at 1,950 SF, two units at 1,100 SF and one unit at 400 SF.  There are also six swimming pools.

Employees

As of July 6, 2010, we have a total of one (1) employee. We believe that our employee relations are good. Our employees are not subject to any collective bargaining agreements, and we are not aware of any current efforts to implement such agreements.

RISK FACTORS

Investing in WHLX shares involves significant risks, including the potential loss of all or part of your investment. These risks could materially affect WHLX business, financial condition and results of operations and cause a decline in the market price of its shares. You should carefully consider all of the risks described in this Form 8-K, in addition to the other information contained in this Form 8-K, before you make an investment in WHLX shares.  Unless otherwise indicated, references to “WHLX” shall include its operating subsidiary Boggy Creek Villas, LLC.

Our limited operating history may not serve as an adequate basis to judge our future prospects and results of operations.

We have a relatively limited operating history. Such limited operating history and the unpredictability of the real estate industry makes it difficult for investors to evaluate our business and future operating results. There can be no assurance that we will be able to obtain or sustain profitable operations or that we will even generate significant revenues.  An investor in our securities must consider the risks, uncertainties, and difficulties frequently encountered by companies in rapidly evolving markets.

We will require financing to achieve our current business strategy and our inability to obtain such financing could prohibit us from executing our business plan and cause us to slow down our expansion of operations.

We will need to raise additional funds through public or private debt or sale of equity to achieve our current business strategy. Such financing may not be available when needed. Even if such financing is available, it may be on terms that are materially adverse to your interests with respect to dilution of book value, dividend preferences, liquidation preferences, or other terms. Our capital requirements to implement our business strategy will be significant. Moreover, in addition to monies needed to continue operations over the next twelve months, we anticipate requiring additional funds in order to significantly expand our operations and acquire the operating entities as set forth in our plan of operations. No assurance can be given that such funds will be available or, if available, will be on commercially reasonable terms satisfactory to us. There can be no assurance that we will be able to obtain financing if and when it is needed on terms we deem acceptable. If we are unable to obtain financing on reasonable terms, we could be forced to delay or scale back our plans for expansion. In addition, such inability to obtain financing on reasonable terms could have a material adverse effect on our business, operating results, or financial condition.

Our future success is dependent, in part, on the performance and continued service of Gregory L. Laubach, president and director. Without his continued service, we may be forced to interrupt or eventually cease our operations.

We are presently dependent to a great extent upon the experience, abilities and continued services of Gregory L. Laubach, President and Director. We currently do not have an employment agreement with Mr. Laubach. The loss of the services of our officers could have a material adverse effect on our business, financial condition or results of operation.

Risks Related to Our Industry

Our property management business is susceptible to fluctuation in the real estate market and may be more costly than anticipated.

Our business depends substantially on the conditions of the real estate market. Demand for real estate has grown rapidly in the past decade but such growth is often accompanied by volatility in market conditions and fluctuations in real estate prices. For example, following a period of rising real estate prices and transaction volumes in most major cities from 2003 to 2007, the industry experienced a downturn in 2008, with transaction volumes in many major cities declining significantly compared to 2007. Fluctuations in the real estate market may negatively impact the spreads and the ability to find quality assets that provide returns that we seek. Any properties we enter management agreements with may not generate immediate positive cash flow for us because of volatility in the real estate market. There can be no assurance that any properties we potentially manage will generate positive cash flow.

We are subject to general real estate risks and the value of our real estate assets may fluctuate.

Our primary assets are expected to consist primarily of real estate, which is subject to a variety of risks. The yields available from the equity and mortgage investments in real estate depend on the amount of income generated and expenses incurred from the operations of such properties. If the properties do not generate sufficient income to meet operating expenses, including debt service and capital expenditures, our cash flow and ability to make distributions will be adversely affected. The performance of the economy in each of the areas in which the properties are located affects occupancy, market rental rates, expenses and property values.

Our investment in property may be more costly than anticipated.

We seek to acquire investments that are undervalued. Acquisition opportunities in the real estate market for value-added investors have become competitive and the increased competition may negatively impact the spreads and the ability to find quality assets that provide returns that we seek. These investments may not be readily financeable and may not generate immediate positive cash flow for us. There can be no assurance that any asset we acquire will increase in value or generate positive cash flow.

Risks Relating to our Shares

There is no active public market for our shares and we cannot assure you that an active trading market or a specific share price will be established or maintained.

There has been relatively no public trading market for our shares. If an active trading market for our shares does not develop and continue, your investment may lack liquidity and the value of our shares may decline.

The market price and trading volume of our shares may be volatile, and you may not be able to resell your shares at or above the initial public offering price.

The price of our shares after the closing of this offering may fluctuate widely, depending upon many factors, including:

·	the perceived prospects for the insurance industry in general;
·	differences between our actual financial and operating results and those expected by investors;
·	changes in the share price of public companies with which we compete;
·	news about our industry and our competitors;
·	changes in general economic or market conditions including broad market fluctuations;
·	adverse regulatory actions; and
·	other factors listed in this section or otherwise.

Our shares may trade at prices significantly below current levels in which case, holders of the shares may experience difficulty in reselling, or an inability to sell, the shares. In addition, when the market price of a company’s common equity drops significantly, shareholders often institute securities class action lawsuits against the company. A lawsuit against us could cause us to incur substantial costs and could divert the time and attention of our management and other resources away from the day-to-day operations of our business.

We will incur increased costs as a result of being an operating public company.

As an operating public company, we will incur increased legal, accounting and other costs that we would not incur as a private company. The corporate governance practices of public companies are heavily regulated. For example, public companies are subject to the Sarbanes-Oxley Act of 2002, related rules and regulations of the SEC, as well as the rules and regulations of any exchange or quotation service on which a company’s shares may be listed or quoted. We expect that compliance with these requirements will increase our expenses and make some activities more time consuming than they have been in the past when we were a private company. Such additional costs going forward could negatively impact our financial results.

Securities analysts may not initiate coverage of our shares or may issue negative reports, which may adversely affect the trading price of the shares.

We cannot assure you that securities analysts will cover our company after completion of this offering. If securities analysts do not cover our company, this lack of coverage may adversely affect the trading price of the shares. The trading market for the shares will rely in part on the research and reports that securities analysts publish about us and our business. If one or more of the analysts who cover our company downgrades the shares, the trading price of the shares may decline. If one or more of these analysts ceases to cover our company, we could lose visibility in the market, which, in turn, could also cause the trading price of the shares to decline. Further, because of our small market capitalization, it may be difficult for us to attract securities analysts to cover our company, which could significantly and adversely affect the trading price of our shares.

Management’s Discussion and Analysis or Plan of Operation

Plan of Operation

We were incorporated in Delaware on February 2007.  Our initial plan of operations was to out-license original television programming aimed at young adults as well as internet sites.  We planned to distribute our unique and proprietary programs by out-licensing the rights for broadcast, cable, satellite, Internet and/or home video production to unrelated third parties that are independently engaged in the promotion and distribution of consumer programming.  We were unable to execute our business and with the Agreement described in Item 1.01 above have decided to shift our business to the real estate sector.

Our initial focus has been on identifying properties in Florida.  The Florida multi-family residential property market has been hard hit by the recent economic downturn.  Properties in this marketplace are selling at an average of 33% below 2007 property values.  Foreclosed and bank repossessed real estate owned (REO) properties are at an even greater discount to the previous market highs.

Security Ownership of Certain Beneficial Owners and Management And Principal Stockholders

The following table sets forth the number of shares of our common stock beneficially owned by (i) each person who, as of the date hereof, was known by us to own beneficially more than five percent (5%) of our issued and outstanding common stock; (ii) each of the named Executive Officers; (iii) the individual Directors; and (iv) the Officers and Directors as a group.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Voting of Securities (3)

Steven Mitchem (1)	5,000,000	65%
Eugene Whitmire (1)	0	0%
Irv Pyun (1)	0	0%
Gregory L. Laubach (2)	0	0%
All Officers and Directors as a group (4 person)	5,000,000	65%
____________________________

(1)	The address of each person is 3008 County Clare Road, Greensboro, NC 27407.
(2)	Gregory Laubach’s address is 4540 Southside Boulevard, Suite 603, Jacksonville FL 32216.
(3)	Based on 7,665,000 common shares issued and outstanding as of July 6, 2010

Directors and Executive Officers Following the Closing of the Transaction

Executive Officers and Directors

The following discussion sets forth information regarding our executive officers and directors as of the date hereof.  The Board of Directors is comprised of only one class. All of the directors will serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. To date we have not had an annual meeting.  There are no family relationships among our directors and executive officers. Provided below is a brief description of our director’s business experience during the past five years and an indication of directorships he/she has held in other companies subject to the reporting requirements under the Federal securities laws.

Name	Age	Position
Gregory L. Laubach	48	President, Chief Executive Officer, Chief Financial Officer and Director
Steven Mitchem	55	Director

A brief biography of each officer and director is more fully described in Item 5.02(c).  The information therein is hereby incorporated in this section by reference.

Family Relationships

There are no family relationships between any of our directors or executive officers and any other directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement. Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Code of Ethics

We have adopted a Code of Ethics applicable to our officers, employees and directors, including our Chief Executive Officer and senior executives. This Code of Ethics is filed as an exhibit to our Form 10-K for the year ended December 31, 2009 and is incorporated herein by reference.

Conflicts of Interest

Certain potential conflicts of interest are inherent in the relationships between our officers and directors, and us.

From time to time, one or more of our affiliates may form or hold an ownership interest in and/or manage other businesses both related and unrelated to the type of business that we own and operate.  These persons expect to continue to form, hold an ownership interest in and/or manage additional other businesses which may compete with ours with respect to operations, including financing and marketing, management time and services and potential customers.  These activities may give rise to conflicts between or among the interests of us and other businesses with which our affiliates are associated.  Our affiliates are in no way prohibited from undertaking such activities, and neither we nor our shareholders will have any right to require participation in such other activities.

Further, because we intend to transact business with some of our officers, directors and affiliates, as well as with firms in which some of our officers, directors or affiliates have a material interest, potential conflicts may arise between the respective interests of us and these related persons or entities.  We believe that such transactions will be effected on terms at least as favorable to us as those available from unrelated third parties.

With respect to transactions involving real or apparent conflicts of interest, we have adopted policies and procedures which require that: (i) the fact of the relationship or interest giving rise to the potential conflict be disclosed or known to the directors who authorize or approve the transaction prior to such authorization or approval, (ii) the transaction be approved by a majority of our disinterested outside directors, and (iii) the transaction be fair and reasonable to us at the time it is authorized or approved by our directors.

Compensation of Executive Officers and Directors

During the year ended December 31, 2009, no officer or director earned more than US $100,000.

Outstanding Equity Awards at Fiscal Year-End

We did not grant any options or awards to any of our named executive officers during our last two completed fiscal years nor did any of our executive officers exercise any such options or awards during such period.

Retirement/Resignation Plans

We do not have any plans or arrangements in place regarding the payment to any of our executive officers following such person’s retirement or resignation.

Director Compensation

Our directors will not receive a fee for attending each board of directors meeting or meeting of a committee of the board of directors. All directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending board of director and committee meetings.

Option Grants

We do not maintain any equity incentive or stock option plan.  Accordingly, we did not grant options to purchase any equity interests to any employees or officers, and no stock options are issued or outstanding to any officers.  We do, however, anticipate adopting a non-qualified stock option plan where we will be granting our officers options to purchase shares of common stock pursuant to the terms of their employment agreements.  But, no such plan has been finalized or adopted.

Certain Relationships and Related Transactions

We will present all possible transactions between us and our officers, directors or 5% stockholders, and our affiliates to the Board of Directors for their consideration and approval. Any such transaction will require approval by a majority of the disinterested directors and such transactions will be on terms no less favorable than those available to disinterested third parties.

Given our small size and limited financial resources, we had not adopted prior to the Transaction formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officers, directors and significant shareholders.  However, we intend that such transactions will, on a going-forward basis, be subject to the review, approval or ratification of our board of directors, or an appropriate committee thereof.

Description of Securities

As of July 6, 2010, our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share.  As of July 6, 2010 an aggregate of 7,665,000 shares of Common Stock were issued and outstanding.

Common Stock

Subject to preferences that may apply to shares of preferred stock outstanding at the time, the holders of outstanding shares of Common Stock are entitled to receive dividends out of assets legally available at times and in amounts as our board of directors may determine.  Each stockholder is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of the stockholders.  Cumulative voting is not provided for in our articles of incorporation or any amendments thereto, which means that the majority of the shares voted can elect all of the directors then standing for election.  The Common Stock is not entitled to preemptive rights and is not subject to conversion or redemption.  Upon the occurrence of a liquidation, dissolution or winding-up, the holders of shares of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and satisfaction of preferential rights of any outstanding preferred stock.  There are no sinking fund provisions applicable to the Common Stock.  The outstanding shares of Common Stock are, and the shares of Common Stock to be issued upon conversion of the Warrants will be, fully paid and non-assessable.

Preferred Stock

Our board of directors has the authority, within the limitations and restrictions in our amended articles of incorporation, to issue 5,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series or the designation of any series, without further vote or action by the stockholders. The issuance of preferred stock may have the effect of delaying, deferring or preventing a change in our control without further action by the stockholders. The issuance of preferred stock with voting and conversion rights may adversely affect the voting power of the holders of Common Stock, including voting rights, of the holders of Common Stock. In some circumstances, this issuance could have the effect of decreasing the market price of the Common Stock. We currently have no plans to issue any shares of preferred stock.

Market Price and Dividends on Registrant’s Common Equity and Related Stockholder Matters

Our Common Stock is quoted on the Over-The-Counter Bulletin Board, under the trading symbol “WHLX.”  There can be no assurance that a broader or more active public trading market for our Common Stock will develop or be sustained, or that current trading levels will be sustained. If such a market is developed, we cannot assure you what the market price of our Common Stock will be in the future. You are encouraged to obtain current market quotations for our Common Stock and to review carefully the other information contained in this Report or incorporated by reference into this Report. We have never declared or paid cash dividends on our capital stock, and do not anticipate paying cash dividends on our Common Stock in the foreseeable future.

The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (i) that a broker or dealer approve a person’s account for transactions in penny stocks and (ii) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person’s account for transactions in penny stocks, the broker or dealer must (i) obtain financial information and investment experience  and objectives of the person; and (ii) make a reasonable determination that the transactions in penny stocks are suitable for that person and that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form, (i) sets forth the basis on which the broker or dealer made the suitability determination and (ii) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading, and about commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Holders

As of July 6, 2010, 7,665,000 shares of Common Stock are issued and outstanding.  There are approximately 42 shareholders of our Common Stock.

Transfer Agent and Registrar

Globex Transfer, LLC is currently the transfer agent and registrar for our Common Stock.  Its address is 780 Deltona Boulevard, Suite 202, Deltona, Florida 32725.  Its phone number is (386) 206-1133.

Dividend Policy

We have never declared or paid dividends on our common stock.  We intend to retain earnings, if any, to support the development of our business and therefore do not anticipate paying cash dividends for the foreseeable future.  Payment of future dividends, if any, will be at the discretion of our board of directors after taking into account various factors, including current financial condition, operating results and current and anticipated cash needs.

Securities Authorized for Issuance Under Equity Compensation Plans

We did not have any equity compensation plans as of July 6, 2010.  Our Board of Directors may adopt an equity compensation plan in the future.

Legal Proceedings

Neither we nor any of our direct or indirect subsidiaries is a party to, nor is any of our property the subject of, any legal proceedings other than ordinary routine litigation incidental to their respective businesses.  There are no proceedings pending in which any of our officers, directors or 5% shareholders are adverse to us or any of our subsidiaries or in which they are taking a position or have a material interest that is adverse to us or any of our subsidiaries.

Neither we nor any of our subsidiaries is a party to any administrative or judicial proceeding arising under federal, state or local environmental laws.

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business.

Changes in and Disagreements with Accountants

There have been no changes in or disagreements with accountants on accounting or financial disclosure matters.

Indemnification of Directors, Officers and Consultants

Our Articles of Incorporation provide that no director, officer of or consultant to the corporation past, present or future, shall be personally liable to the corporation or any of its shareholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the liability of a director for acts or omissions which involve intentional misconduct, fraud or knowing violation of law and for the payment of dividends is not so eliminated.  The corporation shall advance or reimburse reasonable expenses incurred by an affected officer, director or consultant without regard to the above limitations, or any other limitation which may hereafter be enacted to the extent such limitation may be disregarded if authorized by the Articles of Incorporation. Our bylaws provide for the indemnification of our directors and officers, as to those liabilities and on those terms and conditions as appropriate.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Stock Purchase Agreement, we issued 505,000 shares of our Common Stock to the GEROVA Holdings Ltd. at a purchase price of $1.00 per share.

Such securities were not registered under the Securities Act of 1933.  The issuance of these shares was exempt from registration, pursuant to Section 4(2) of the Securities Act of 1933.  These securities qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)   Resignation of Officers

Effective June 21, 2010, Irv Pyun resigned as a Director. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

Effective June 21, 2010, Steven Mitchem resigned as our President and Chief Executive Officer. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

Effective June 21, 2010, Eugene Whitmire resigned as our Chief Financial Officer. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

(c)   Appointment of Directors and Officers

Effective immediately at the Closing Date, the following person was appointed as an officer and director:

NAME	AGE	POSITION
Gregory L. Laubach	48	President, Chief Executive Officer, Chief Financial Officer and Director

The business background description of the newly appointed officer and director is as follows:

Gregory L. Laubach, Director. Mr. Laubach is the principal of Planet Five Development Group, LLC; he has served in this capacity since 2006. Planet Five Development Group, LLC is a privately held east coast real estate firm that develops, owns, invests in and manages a variety of residential, commercial, retail and industrial properties. Planet Five also provides real estate brokerage and construction management services. From 1999 to 2006 Mr Laubach served in various positions at Execustay Corporation, a wholly owned subsidiary of Marriot International specializing in providing temporary furnished and corporate housing.  Mr Laubauch received his Juris Doctor from the University of Pittsburgh Law School and a BA in Political Science from the University of Pittsburgh.

(d) Employment Agreements of the Executive Officers

We do not currently have any employment agreements with any of our employees, officers or directors.

Item 5.06 Change in Shell Company Status

As explained more fully in item 2.01 above, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the Closing of this transaction. As a result of the formation of Boggy Creek Villas, LLC and the purchase of 1888 Boggy Creek Road which became our main operating business. Consequently, we believe that this has caused us to cease to be a shell company. For information about this transaction, please see information set forth above under Item 2.01 of this Current Report on Form 8-K which information is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

a)  Financial Statements of Business Acquired.

None

(b)  Pro Forma Financial Information.

None

(c)  Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d)  Exhibits.

Exhibit No.	Description
2.1	Articles of Organization for Boggy Creek Villas LLC
14.1	Code of Ethics (1)

(1)	Referred to and incorporated by reference to the Form 10-K/A for the year ended December 31, 2009 filed on April 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WLMG HOLDING INC.

Date: July 6, 2010	By:	/s/ Steven Mitchem
Steven Mitchem President, Chief Executive Officer and Director